Exhibit 10.1

CONFIRMATION AND REAFFIRMATION AGREEMENT

This Confirmation and Reaffirmation Agreement (this “Confirmation Agreement”) dated June 27, 2014 is made by The GEO Group, Inc. (formerly known as The GEO Group REIT, Inc., and successor by merger to The GEO Group, Inc.), a Florida corporation (the “New Borrower”), GEO Corrections Holdings, Inc., a Florida Corporation (“Corrections”), and the other Guarantors party hereto, in favor of (a) BNP Paribas, as administrative agent (in such capacity and together with its successors in such capacity, the “Administrative Agent”), (b) the Lenders from time to time party to the Credit Agreement described and defined below and (c) the Hedge Counterparties.

WHEREAS, The GEO Group, Inc., a Florida corporation that has merged into The GEO Group REIT, Inc. pursuant to the Merger (as defined below) (the “Initial Borrower”), and Corrections entered into the Amended and Restated Credit Agreement dated April 3, 2013 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) with the Lenders, the Administrative Agent and the Collateral Agent. Terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement;

WHEREAS, in connection with the Credit Agreement, the Initial Borrower, Corrections and the Guarantors entered into the Amended and Restated Guaranty Agreement, dated as of April 3, 2013 (as amended, restated, supplemented or otherwise modified from time to time, the “Guaranty Agreement”) in favor of the Collateral Agent and the Administrative Agent for the benefit of the Secured Parties;

WHEREAS, in connection with the Credit Agreement, the Initial Borrower, Corrections and the Guarantors entered into the Amended and Restated Collateral Agreement, dated as of April 3, 2013 (as amended, restated, supplemented or otherwise modified from time to time, the “Collateral Agreement”) in favor of the Collateral Agent and the Administrative Agent for the benefit of the Secured Parties;

WHEREAS, pursuant to that certain Joinder Agreement, dated December 4, 2013 (the “Joinder Agreement”) by and among the Initial Borrower, the New Borrower and the Administrative Agent, the New Borrower entered into the Guaranty Agreement as a Guarantor and into the Collateral Agreement as a Grantor;

WHEREAS, on and effective as of June 27, 2014, pursuant to that certain Agreement and Plan of Merger dated March 21, 2014, by and between the Initial Borrower and the New Borrower, the Initial Borrower merged with and into the New Borrower (the “Merger”), with the New Borrower surviving such Merger and, immediately and by operation of law, assuming all of the assets and liabilities of the Initial Borrower including under the Loan Documents and, immediately following the Merger the Initial Borrower was renamed, pursuant to the Merger Certificate (as defined below), The Geo Group, Inc.;

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WHEREAS, the Credit Agreement requires (a) the New Borrower to (i) assume the obligations as a “Borrower” under the Credit Agreement and (ii) confirm its obligations as an Obligor under the Guaranty Agreement and as a Grantor under the Collateral Agreement, (b) Corrections to confirm its obligations as a Borrower under the Credit Agreement and (c) Corrections and each other Guarantor to confirm its obligations as an Obligor under the Guaranty Agreement and as a Grantor under the Collateral Agreement, in each case substantially simultaneously with the effectiveness of the Merger;

WHEREAS, the New Borrower has agreed to execute and deliver this Confirmation Agreement in order to confirm its assumption of the obligations as a “Borrower” under the Credit Agreement and the Guaranty Agreement and to confirm its obligations as a Grantor under the Collateral Agreement; and

WHEREAS, Corrections and each other Guarantor has agreed to execute and deliver this Confirmation Agreement in order to confirm its obligations, in the case of Corrections, as a Borrower under the Credit Agreement and, in the case of Corrections and each other Guarantor, as an Obligor under the Guaranty Agreement and as a Grantor under the Collateral Agreement.

NOW, THEREFORE, IT IS AGREED:

SECTION 1. Assumption of Borrower and Grantor Obligations.

(a) The New Borrower, as contemplated by Sections 6.03(a) and 9.04(a) of the Credit Agreement, Section 20 of the Guaranty Agreement and Section 7.6 of the Collateral Agreement, hereby confirms that (by operation of law as a result of the Merger) it assumed (i) each and every one of the covenants, promises, agreements, terms, obligations (including the obligations of the Initial Borrower as a “Borrower” under the Term Loan Notes and the Revolving Credit Loan Notes), duties and liabilities of the Initial Borrower under the Credit Agreement and the other Loan Documents applicable to it as a Borrower and (ii) all liability of the Initial Borrower related to each representation, warranty, covenant or obligation made by the Initial Borrower in the Credit Agreement and each other Loan Document, in each case effective immediately upon the effective time of the Merger (such time, the “Assumption Time”). Without limiting the generality of the foregoing, the New Borrower hereby expressly (x) assumes, and agrees to perform and observe and be bound by, each and every one of the covenants, promises, agreements, terms, obligations, duties and liabilities of the Initial Borrower under the Credit Agreement and each other Loan Document applicable to it as a Borrower, (y) accepts and assumes all liability of the Initial Borrower related to each representation, warranty, covenant or obligation made by the Borrower in the Credit Agreement and each other Loan Document and (z) grants, and confirms its grant under the Collateral Agreement, to the Collateral Agent, for the ratable benefit of the Secured Parties, a security interest in the New Borrower’s right, title and interest in the Collateral (as such term is defined in the Collateral Agreement) now owned or at any time hereafter acquired by the New Borrower or in which the New Borrower now has or at any time in the future may acquire any right, title or interest, and wherever located or deemed located, as collateral security for the prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Obligations. The New Borrower hereby certifies that:

(1) after giving effect to the Merger, the representations and warranties set forth in Article III of the Credit Agreement and in the other Loan Documents that have no materiality or Material Adverse Effect qualification are true and correct in all material respects and the representations set forth in Article III of the Credit Agreement and in the other Loan Documents that have a materiality or Material Adverse Effect qualification are true and correct in all respects, in each case with the same effect as though made at and as of the Assumption Time or, to the extent such representations and warranties expressly relate to an earlier date, as of such earlier date;

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(2) the Merger was consummated in accordance with Florida law and the New Borrower has delivered to the Administrative agent a true and correct copy of the certificate of merger (the “Merger Certificate”), as issued by the Florida Secretary of State;

(3) the Merger and each of the transactions entered into in connection with the Merger (a) do not require any material consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except for such as have been obtained or made and are in full force and effect and (b) does not violate in any material respect or result in a default under any material indenture, agreement or other instrument binding upon GEO or any of its Subsidiaries or assets, or give rise to a right thereunder to require any payment to be made by any such Person; and

(4) no Default or Event of Default existed at the time of, or after giving effect to, the completion of all transactions entered into in connection with the Merger.

(b) The undersigned acknowledge that, effective as of the Assumption Time, all references to the term “GEO” in the Credit Agreement or in any other Loan Document or in any document or instrument executed and delivered or furnished, or to be executed and delivered or furnished, in connection therewith shall be deemed to be a reference to, and shall include, the New Borrower.

SECTION 2. Acknowledgment by Guarantors and Confirmation of Guaranty. Corrections and each other Guarantor hereby consents to the terms and conditions of this Confirmation Agreement and the transactions contemplated hereby, including the Merger and the assumption of Obligations by the New Borrower (the “Transactions”). In addition, Corrections and each other Guarantor hereby (a) affirms and confirms its guarantees, pledges, grants and other undertakings under the Credit Agreement and the other Loan Documents to which it is a party, including, in the case of Corrections, its obligations as a Borrower under the Credit Agreement and, in the case of Corrections and each other Guarantor, its obligations as a Guarantor under the Guaranty Agreement and its obligations as a Grantor under the Collateral Agreement, in each case, after giving effect to the Transactions, and (b) agrees that (i) each Loan Document to which it is a party shall continue to be in full force and effect and (ii) all guarantees, pledges, grants and other undertakings thereunder shall continue to be in full force and effect and shall accrue to the benefit of the Secured Parties, in each case, after giving effect to the Transactions.

SECTION 3. Effect on Credit Agreement. Each of the parties hereto acknowledges and agrees that the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed and this Confirmation Agreement shall not be considered a novation. The execution, delivery and performance of this Confirmation Agreement shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Administrative Agent, Collateral Agent or any Lender under any Loan Document.

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SECTION 4. GOVERNING LAW; ETC. THIS CONFIRMATION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (INCLUDING, WITHOUT LIMITATION, SECTION 5-1401 AND SECTION 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REFERENCE TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF.

The provisions set forth in the Credit Agreement related to Indemnity, Counterparts, Severability, Submission to Jurisdiction, Waiver of Venue, Service of Process and Waiver of Jury Trial shall apply to, and are hereby incorporated by reference in, this Confirmation Agreement as if fully set forth herein.

[Signature pages follow.]

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IN WITNESS WHEREOF, the undersigned has caused this Confirmation and Agreement to be duly executed and delivered as of the date first above written.

THE GEO GROUP, INC.

By:	/s/ John Bulfin
Name:	John Bulfin
Title:	Senior Vice President, General Counsel and Secretary

GUARANTORS:

GEO CORRECTIONS HOLDINGS, INC.

By:	/s/ John Bulfin
Name:	John Bulfin
Title:	Vice President and Secretary

CORRECTIONAL SERVICES CORPORATION, LLC

By:	/s/ John Bulfin
Name:	John Bulfin
Title:	Vice President and Secretary

CORRECTIONAL PROPERTIES PRISON FINANCE LLC

By:	/s/ John Bulfin
Name:	John Bulfin
Title:	Vice President and Secretary

CPT LIMITED PARTNER, LLC

By:	/s/ John Bulfin
Name:	John Bulfin
Title:	Vice President and Secretary

CPT OPERATING PARTNERSHIP L.P. By: GEO Acquisition II, Inc., as General Partner

By:	/s/ John Bulfin
Name:	John Bulfin
Title:	Vice President and Secretary

[GEO - Confirmation and Reaffirmation Agreement]

GEO ACQUISITION II, INC.

By:	/s/ John Bulfin
Name:	John Bulfin
Title:	Vice President and Secretary

GEO HOLDINGS I, INC.

By:	/s/ John Bulfin
Name:	John Bulfin
Title:	Vice President and Secretary

GEO RE HOLDINGS LLC

By:	/s/ John Bulfin
Name:	John Bulfin
Title:	Vice President and Secretary

GEO TRANSPORT, INC.

By:	/s/ John Bulfin
Name:	John Bulfin
Title:	Vice President and Secretary

PUBLIC PROPERTIES DEVELOPMENT AND LEASING LLC

By:	/s/ John Bulfin
Name:	John Bulfin
Title:	Vice President and Secretary

CORNELL COMPANIES, LLC

By:	/s/ John Bulfin
Name:	John Bulfin
Title:	Vice President and Secretary

[GEO-Confirmation and Reaffirmation Agreement]

CCG I, LLC

By:	/s/ John Bulfin
Name:	John Bulfin
Title:	Vice President and Secretary

CORNELL ABRAXAS GROUP OS, LLC

By:	/s/ John Bulfin
Name:	John Bulfin
Title:	Vice President and Secretary

CORNELL CORRECTIONS MANAGEMENT, LLC

By:	/s/ John Bulfin
Name:	John Bulfin
Title:	Vice President and Secretary

CORNELL CORRECTIONS OF ALASKA, INC.

By:	/s/ John Bulfin
Name:	John Bulfin
Title:	Vice President and Secretary

CORNELL CORRECTIONS OF CALIFORNIA, INC.

By:	/s/ John Bulfin
Name:	John Bulfin
Title:	Vice President and Secretary

CORNELL CORRECTIONS OF RHODE ISLAND, INC.

By:	/s/ John Bulfin
Name:	John Bulfin
Title:	Vice President and Secretary

[GEO-Confirmation and Reaffirmation Agreement]

CORNELL CORRECTIONS OF TEXAS, INC.

By:	/s/ John Bulfin
Name:	John Bulfin
Title:	Vice President and Secretary

CORNELL INTERVENTIONS, INC.

By:	/s/ John Bulfin
Name:	John Bulfin
Title:	Vice President and Secretary

CORNELL ABRAXAS GROUP, INC.

By:	/s/ John Bulfin
Name:	John Bulfin
Title:	Vice President and Secretary

CORNELL COMPANIES OF CALIFORNIA OS, LLC

By:	/s/ John Bulfin
Name:	John Bulfin
Title:	Vice President and Secretary

CORNELL COMPANIES OF TEXAS OS, LLC

By:	/s/ John Bulfin
Name:	John Bulfin
Title:	Vice President and Secretary

CORNELL INTERVENTIONS OS, LLC

By:	/s/ John Bulfin
Name:	John Bulfin
Title:	Vice President and Secretary

[GEO-Confirmation and Reaffirmation Agreement]

CORRECTIONAL SYSTEMS, LLC

By:	/s/ John Bulfin
Name:	John Bulfin
Title:	Vice President and Secretary

WBP LEASING, LLC

By:	/s/ John Bulfin
Name:	John Bulfin
Title:	Vice President and Secretary

BII HOLDING CORPORATION

By:	/s/ John Bulfin
Name:	John Bulfin
Title:	Vice President and Secretary

BII HOLDING I CORPORATION

By:	/s/ John Bulfin
Name:	John Bulfin
Title:	Vice President and Secretary

BEHAVIORAL HOLDING CORP.

By:	/s/ John Bulfin
Name:	John Bulfin
Title:	Vice President and Secretary

BEHAVIORAL ACQUISITION CORP.

By:	/s/ John Bulfin
Name:	John Bulfin
Title:	Vice President and Secretary

[GEO-Confirmation and Reaffirmation Agreement]

B.I. INCORPORATED

By:	/s/ John Bulfin
Name:	John Bulfin
Title:	Vice President and Secretary

MCF GP, LLC

By:	/s/ John Bulfin
Name:	John Bulfin
Title:	Vice President and Secretary

GEO MCF LP, LLC

By:	/s/ John Bulfin
Name:	John Bulfin
Title:	Vice President and Secretary

MUNICIPAL CORRECTIONS FINANCE, L.P., By: MCF GP, LLC, as General Partner

By:	/s/ John Bulfin
Name:	John Bulfin
Title:	Vice President and Secretary

GEO CORRECTIONS AND DETENTION, LLC

By:	/s/ John Bulfin
Name:	John Bulfin
Title:	Vice President and Secretary

GEO RE-ENTRY SERVICES, LLC

By:	/s/ John Bulfin
Name:	John Bulfin
Title:	Vice President and Secretary

[GEO-Confirmation and Reaffirmation Agreement]

GEO OPERATIONS, LLC

By:	/s/ John Bulfin
Name:	John Bulfin
Title:	Vice President and Secretary

PROTOCOL CRIMINAL JUSTICE, INC.

By:	/s/ John Bulfin
Name:	John Bulfin
Title:	Vice President and Secretary

[GEO-Confirmation and Reaffirmation Agreement]

Acknowledged and agreed to as of the date first above written:

BNP PARIBAS, as Administrative Agent and

Collateral Agent

By:	/s/ Brendan Heneghan
Name:	Brendan Heneghan
Title:	Director

By:	/s/ James Goodall
Name:	James Goodall
Title:	Managing Director

[GEO-Confirmation and Reaffirmation Agreement]